UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 17, 2015
Date of report (Date of earliest event reported)
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PICO HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)
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California (State or other Jurisdiction of Incorporation or Organization)	33-36383 (Commission File Number)	94-2723335 (IRS Employer Identification No.)

7979 Ivanhoe Avenue, Suite 300
La Jolla, California 92037
(Address of principal executive offices) (Zip code)

Registrant's Telephone Number, Including Area Code: (888) 389-3222

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[x]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On December 22, 2015, PICO Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report, among other things, the appointment of Eric Speron as a member of the Company’s Board of Directors (the “Board”). The Company is filing this amendment to the Initial Form 8-K to provide information called for by Item 5.02(d)(3) which was not determined at the time of the filing of the Initial Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On March 14, 2016, the Board appointed Eric Speron to serve as a member of the Compensation Committee of the Board and the Strategy Committee of the Board, effective immediately.

Item 8.01	Other Events.

The information included in Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 8.01.

Important Additional Information and Where to Find It

PICO, its directors and certain of its executive officers and employees are deemed to be participants in the solicitation of proxies from PICO shareholders in connection with the matters to be considered at a proposed special meeting of PICO's shareholders. PICO intends to file a proxy statement with the U.S. Securities and Exchange Commission (the "SEC") in connection with any such solicitation of proxies from PICO shareholders. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, can be found in PICO's Definitive Consent Revocation Solicitation Statement on Schedule 14A, including the schedules and appendices thereto, filed with the SEC on February 25, 2016, and will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed special meeting.

Shareholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by PICO with the SEC for no charge at the SEC's website at www.sec.gov. Copies will also be available at no charge at PICO’s website (http://investors.picoholdings.com) or by writing to the Company’s Corporate Secretary at PICO Holdings, Inc., 7979 Ivanhoe Avenue, Suite 300, La Jolla, CA 92037 or by calling PICO’s Corporate Secretary at (858) 456-6022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2016

PICO HOLDINGS, INC.

By:	/s/ Maxim C.W. Webb
Name:	Maxim C. W. Webb
Title:	Executive Vice President, Chief Financial Officer, Treasurer, and Secretary